UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2007

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7444 West Wilson Avenue, Chicago, IL		60706
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Transcript of Conference Call
Press Release
Transcript of Conference Call

Item 2.02. Results of Operations and Financial Condition.
     On June 14, 2007, the registrant issued a press release announcing its financial results for its fourth quarter and year ended April 30, 2007, which press release is attached hereto as Exhibit 99.1.
     Also on June 14, 2007, the registrant held a conference call to discuss its financial results for the fourth quarter and year ended April 30, 2007. The transcript of that conference call is attached hereto as Exhibit 99.2.
     The information contained in Item 2.02 of this report and exhibits 99.1 and 99.2 attached hereto are furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits .
     The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces Fourth Quarter Results” dated June 14, 2007.

99.2	Transcript of Conference Call held by Stratos International, Inc. on June 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.

By:	/s/ Barry Hollingsworth Name: Barry Hollingsworth
Title: Chief Financial Officer
Date: June 15, 2007

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces Fourth Quarter Results” dated June 14, 2007.

99.2	Transcript of Conference Call held by Stratos International, Inc. on June 14, 2007.